                     AMENDED AND RESTATED AMENDMENT NUMBER THREE
                            TO REVOLVING CREDIT AGREEMENT


          This AMENDED AND RESTATED AMENDMENT NUMBER THREE TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT"), dated as of February 6, 1998, is entered into by and between PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("BORROWER"), and IMPERIAL BANK, a California banking corporation ("BANK"), with reference to the following facts:

          A. Borrower and Bank have previously entered into that certain Revolving Credit Agreement, dated as of July 3, 1997, as amended by that certain Amendment Number One, dated as of July 14, 1997, and that certain Amendment Number Two, dated as of September 25, 1997 (the "AGREEMENT");

          B. Borrower has requested that Bank (i) increase the line of credit available to Borrower to up to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (ii) waive compliance with certain covenants in the Agreement and in the Credit Succession Agreement, and (iii) make certain changes to the financial covenants set forth in the Agreement, and Bank has agreed with such requests upon the terms and conditions set forth in this Amendment; and

          C. Borrower and Bank have previously entered into that certain Amendment Number Three to Revolving Credit Agreement, dated as of February 6, 1998 (the "PRIOR AMENDMENT"), and Borrower and Bank desire to amend and restate the Prior Amendment in its entirety in accordance with the terms and conditions hereof.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. In addition, Section 1.1 of the Agreement is hereby amended by amending the definitions of "COVERAGE RATIO," "LOAN DOCUMENTS," "NOTE," "REVOLVING CREDIT COMMITMENT," "WARRANTS" and "WORKING CAPITAL SUBLIMIT" in their entirety as follows:

               "`COVERAGE RATIO' means, as of the date of determination for the Applicable Period, the ratio of: (i) EBITDAR for such period TIMES the Applicable Multiplier; to (ii) the sum of (x) [THE PRODUCT OF the sum of (1) Consolidated Interest Expense for such period, and
          (2) Consolidated Lease Expense for such period, TIMES the Applicable Multiplier], (y) current maturities of Borrower's and the Subsidiaries' consolidated long term Debt during such period (other than the Obligations) and, commencing with Borrower's fiscal quarter ending March 31, 1999, (z) 16.6667% of the sum of the principal amount of the Loans plus the Letter of Credit Usage outstanding on such date."

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

               "`LOAN DOCUMENT(S)' means each of the following documents, instruments, and agreements individually or collectively, as the context requires:

               (i)    the Note;

               (ii)   the Security Agreement (Borrower);

               (iii)  the Guaranties;

               (iv)   the Security Agreements (Guarantor);

               (v)    the Stock Pledge Agreements (Borrower);

               (vi)   the Collateral Assignments of Transaction Documents;

               (vii)  the Credit Succession Agreement;

               (viii) the Letter of Credit Applications;

               (ix)   the Warrants; and

               (x) such other documents, instruments, and agreements (including financing statements and fixture filings) as Bank may reasonably request in connection with the transactions contemplated hereunder or to perfect or protect the liens and security interests granted to Bank in connection herewith."

               "`NOTE' means that certain Replacement Secured Revolving Note in the principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000), dated as of February 6, 1998, executed by Borrower to the order of Bank."

               "`REVOLVING CREDIT COMMITMENT' means Twelve Million Five Hundred Thousand Dollars ($12,500,000)."

               "`WARRANTS' means (i) that certain Amended and Restated Warrant, dated as of July 3, 1997, executed by Borrower in favor of Bank, and
          (ii) that certain Warrant, dated as of February 6, 1998, executed by Borrower in favor of Bank.

               "`WORKING CAPITAL SUBLIMIT' means Two Million Dollars ($2,000,000)."

          2. WAIVER OF COMPLIANCE WITH CERTAIN COVENANTS. Bank hereby waives: (i) compliance by Borrower of Sections 6.16(a), (c) and (d) of the Agreement on September 30, 1997 and December 31, 1997, and (ii) Section 3(a) of the Credit Succession Agreement insofar as such Section requires a board of directors of three (3) members for Pegasus Medical Group, Inc, and Sierra Primary Care Medical Group, Inc. The waivers set forth hereinabove shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Agreement or any Loan Document or (b) prejudice any right or remedy which Bank may now have or may have in the future (except to the extent such right or remedy is based upon the foregoing covenant waivers for the dates indicated) under or in connection with the Agreement or any Loan Document. The waivers set forth in this Section 2 shall be effective retroactive to September 1, 1997.

          3. AMENDMENT TO SECTION 6.16. Sections 6.16(a), 6.16(c) and 6.16(d) of the Agreement are hereby amended in their entirety as follows:

                         "(a)   the Current Ratio at any time, on or after
          March 31, 1998, to be less than 1.0:1.0."

                         "(c)   the Leverage Ratio at any time to exceed the
          ratio set forth in the table below during the periods indicated:

                         PERIOD              MAXIMUM LEVERAGE RATIO
                         ------              ----------------------
                     3/31/98 through 6/30/98           4.50:1.0
                     7/1/98 through 9/30/98            4.00:1.0
                    10/1/98 and thereafter             3.50:1.0"

                         "(d)   the Coverage Ratio at any time, on or after
          March 31, 1998, to be less than 1.25:1.0."

          4. REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

               (a) as of the date hereof, after giving effect to this Amendment, no Event of Default, Unmatured Event of Default or Material Adverse Effect is continuing;

               (b) all of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

               (c) this Amendment and the Loan Documents executed in connection herewith have been duly executed and delivered by Borrower, and after giving effect to this Amendment, the Agreement and the Loan Documents (including the Loan

Documents executed in connection herewith) constitute the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

          5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

               (a) Bank shall have received this Amendment, duly executed by Borrower and Bank, and the Consent of Guarantors, duly executed by each Guarantor;

               (b) Bank shall have received the Replacement Secured Promissory Note and the Warrants, all duly executed by Borrower and in form and substance satisfactory to Bank;

               (c) Bank shall have received a duly executed opinion of Borrower's counsel, dated as of the date hereof, covering the matters set forth in paragraphs 1, 4, 7, and 18 of EXHIBIT 3.1(b) to the Agreement and otherwise in form and substance satisfactory to Bank in its sole and absolute discretion;

               (d) Bank shall have received an amendment fee in the amount of Twenty-Five Thousand Dollars ($25,000) in consideration of Bank's agreement to enter into this Amendment upon the terms and conditions set forth herein;

               (e) Bank shall have received all outstanding and unpaid Bank Expenses, including but not limited to the legal fees of Buchalter, Nemer, Fields & Younger relating to the negotiation, preparation and documentation of the Loan Documents and this Amendment;

               (f) After giving effect to this Amendment, no Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred; and

               (g) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of Closing Date).

          6. CANCELLATION OF OLD NOTE AND WARRANT. Upon satisfaction of each and every one of the conditions precedent described in Section 5 hereinabove, Bank shall mark that certain Secured Revolving Note, dated as of July 3, 1997, in the amount of Ten Million Dollars ($10,000,000), executed by Borrower to the order of Bank, "Cancelled and Replaced", and deliver such note to Borrower, and Bank shall mark that certain Warrant, dated as of July 3, 1997, executed by Borrower in favor of Bank, "Cancelled and Replaced", and deliver such warrant to Borrower.

          7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          8. REAFFIRMATION OF THE AGREEMENT. The Agreement as amended hereby and the Loan Documents remain in full force and effect.

          9. AMENDED AND RESTATED AMENDMENT. This Amendment shall amend and restate in its entirety the Prior Amendment.

                  [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first hereinabove written.

                         PROSPECT MEDICAL HOLDINGS, INC.,
                         a Delaware corporation


                         By:  R. Stewart Kahn
                             --------------------------------------
                                Title: Executive Vice Pres.


                         IMPERIAL BANK,
                         a California banking corporation


                         By:  Roc A. Caldarone
                             ---------------------------------------
                                Title: Sr. Vice Pres.

                                CONSENT OF GUARANTORS


          Each of the undersigned, as a "Guarantor" under a Continuing Guaranty ("GUARANTY") executed in favor of IMPERIAL BANK, a California banking corporation ("BANK"), with respect to the obligations of PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("BORROWER"), owing to Bank, hereby acknowledges receipt of a copy of the foregoing Amended and Restated Amendment Number Three to Revolving Credit Agreement, dated as of February 6, 1998, between Borrower and Bank, consents to the terms contained therein (including without limitation, the increase in the line of credit available to Borrower to up to Twelve Million Five Hundred Thousand Dollars ($12,500,000)), and agrees that the Guaranty executed by each of the undersigned and all security therefor shall remain in full force and effect.

          Although Bank has informed us of the matters set forth above and we have acknowledged same, we understand and agree that Bank has no duty under the Agreement, the Guaranty executed by each of the undersigned, or any other agreement between us to so notify us or to seek an acknowledgement, and nothing herein is intended to or shall create such a duty as to any advances or transactions hereafter.


                         PROSPECT MEDICAL SYSTEMS, INC.,
                         a Delaware corporation


                         By:  R. Stewart Kahn
                            --------------------------------------
                                Title:  Executive Vice Pres.
                                      ----------------------------


                         SIERRA MEDICAL MANAGEMENT, INC.,
                         a Delaware corporation


                         By:  R. Stewart Kahn
                            --------------------------------------
                                Title:  Vice Pres.
                                      ----------------------------

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